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                                                                    EXHIBIT 23.1
                                                                    ------------
                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1996 Employee Stock Purchase Plan of OPTi Inc. of our report dated January 28, 1997, with respect to the consolidated financial statements and schedule of OPTi Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.

                                         ERNST & YOUNG LLP

San Jose, California
October 29, 1997